EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS THIRD QUARTER 2020 RESULTS
Gross Assets Under Management $7.2 Billion at Quarter End

DALLAS, October 28, 2020 - Ashford Inc. (NYSE American: AINC) (“Ashford” or the “Company”) today reported the following results and performance measures for the third quarter ended September 30, 2020. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2020, with the third quarter ended September 30, 2019 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
While COVID-19 has altered the Company’s short-term priorities, its long-term strategy remains unchanged:

•	High-growth, fee-based business model

•	Diversified platform of multiple fee generators

•	Seeks to grow in two primary areas:

◦	Grow our existing REIT platforms accretively and create new platforms; and

◦	Grow our service businesses via increased AUM and third-party business

•	Highly-aligned management team with superior long-term track record

•	Leader in asset and investment management for the real estate & hospitality sectors

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders for the third quarter of 2020 totaled $22.0 million, or $9.53 per diluted share.

•	Total revenue for the third quarter of 2020 was $55.9 million.

•	Adjusted EBITDA for the third quarter was $6.8 million.

•	At the end of the third quarter of 2020, the Company had approximately $7.2 billion of gross assets under management.

•	As of September 30, 2020, the Company had corporate cash of approximately $63.1 million.

OPENKEY UPDATE
Ashford currently owns a 49% interest in OpenKey. OpenKey is the universal, industry-standard smartphone App for keyless entry in hotel guestrooms. OpenKey continues to expand its platform with 216 hotels under contract at the end of the third quarter. As the hospitality industry strives to implement measures to provide a clean and safe environment for their guests, the Company expects that the digital benefits OpenKey offers, such as automated check-in (bypassing the front desk), keyless entry, and secure digital key capability, will gain accelerated adoption and growth at hotels nationwide. OpenKey continues to see the benefits of this growth as the number of hotels under contract at the end of the third quarter increased 46% over the prior-year quarter. Total Revenue for OpenKey in the third quarter increased

Ashford Reports Third Quarter Results

October 28, 2020

approximately 9% over the prior-year quarter, despite several properties being closed and travel restrictions being in place.

REMINGTON’S HOTEL MANAGEMENT BUSINESS UPDATE
On November 6, 2019, the Company completed the combination with Remington Holdings, LP (“Remington”). The acquisition of Remington’s high-margin, low-capex Hotel Management business adds scale, diversification and an enhanced competitive position for Ashford. It also expands the breadth of services the Company offers to its advised REITs. Additionally, the Company believes the transaction represents a compelling opportunity to further diversify its earnings stream and the potential to expand business to other third-party clients.

Remington is an independent hotel management company with over 40 years of experience in the hospitality business. Remington’s Hotel Management business currently provides comprehensive and cost-effective hotel management services for both Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or “Trust”) and Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar”). Remington’s Hotel Management business currently has very little third-party business outside of the Company’s advised REITs, which will be a long-term growth opportunity and area of focus for the Company going forward.

In the third quarter, Remington generated hotel management fee revenue of $3.8 million, Net Loss Attributable to the Company of $3.3 million, and Adjusted EBITDA of $0.9 million. Since the beginning of the COVID-19 pandemic in March, Remington has aggressively cut staffing and overhead to minimize the negative impact of the pandemic on its business and financial results.

LISMORE CAPITAL UPDATE
During the first quarter, Ashford Trust and Braemar entered into agreements with Lismore Capital (“Lismore”) for Lismore to seek modifications, forbearances or refinancings of Ashford’s advised REITs’ debt totaling approximately $5.1 billion across over 40 different loans. Total revenue of $4.0 million was recognized during the third quarter associated with these agreements.

PREMIER PROJECT MANAGEMENT UPDATE
In August 2018, the Company completed the acquisition of Premier Project Management (“Premier”). Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure or ground-up development projects. Its operations are responsible for managing and implementing substantially all capital improvements at Trust and Braemar hotels. Additionally, it has extensive experience working with many of the major hotel brands in the areas of renovating, converting, developing or repositioning hotels. In the third quarter, Premier generated $1.8 million of project management fee revenue, Net Loss Attributable to the Company of $2.4 million, and $0.2 million of Adjusted EBITDA. During the quarter, Premier signed one contract to provide project management services on a third-party basis. Since the beginning of the COVID-19 pandemic in March, Premier has aggressively cut staffing and overhead to minimize the negative impact of the pandemic on its operations.

JSAV UPDATE
The Company owns a controlling interest in a privately-held company that conducts the business of J&S Audio Visual (“JSAV”) in the United States, Mexico and internationally. JSAV provides an integrated suite of audio visual services, including show and event services, hospitality services, creative services, and design and integration, making JSAV a leading single-source solution for their clients’ meeting and event needs. In the first quarter of 2019, JSAV completed the acquisition of BAV and the operations are now reported on a combined basis. During the third quarter of 2020, JSAV (including BAV) had revenue of $3.1 million, Net Loss Attributable to the Company of $2.4 million, and Adjusted EBITDA of negative $1.2 million. Since

Ashford Reports Third Quarter Results

October 28, 2020

the beginning of the COVID-19 pandemic in March, JSAV has taken aggressive steps to mitigate the impact of the pandemic on its business including reducing corporate overhead and furloughing or laying off approximately 94% of its workforce.

RED HOSPITALITY & LEISURE UPDATE
RED Hospitality & Leisure (“RED Hospitality”) is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands and Florida. Over the past 12 months, RED Hospitality continued as the beach and watersports services provider to the Ritz-Carlton St. Thomas Club - the timeshare and rental property adjacent to the Ritz-Carlton St. Thomas hotel, commenced ferry transportation services and beach and watersports services to the Westin St. John, and completed the acquisition of Sebago, a leading provider of watersports activities and excursion services based in Key West, Florida. Long term, RED Hospitality has several potential avenues for future growth including opportunities to expand into other hotels at Ashford-advised REITs or non-Ashford hotels in the USVI, elsewhere in the Caribbean, and in the U.S.

PURE ROOMS UPDATE
The Company currently owns a 70% controlling interest in Pure Wellness’ Pure Rooms, a leading provider of hypo-allergenic hotel rooms in the United States.  Pure Rooms utilizes state-of-the-art purification technology to create allergy-friendly guestrooms. Pure Rooms’ hypo-allergenic rooms are designed to provide a better night’s sleep for all guests, especially allergy sufferers.  Pure Rooms' patented 7-step purification process treats a room’s surfaces, including the air, and removes up to 99% of pollutants.  Pure Rooms currently has contracts in place with 205 hotels (approximately 2,900 rooms) throughout the United States, including 118 hotels owned by Ashford’s advised REIT platforms.

As the hospitality industry strives to implement measures to provide a clean and safe environment for their guests, the Company expects that the health and wellness benefits Pure Wellness offers - including its air purification technology -- will gain accelerated adoption and growth at hotels nationwide. Pure Wellness transforms interior spaces into world-class wellness environments that protect against viral & bacterial contaminants and promote overall wellbeing. Pure Rooms provide a refreshing, relaxing experience to guests around the world, at hotels, resorts, office buildings, senior living facilities and more. Pure Rooms are designed to meet the needs of wellness-minded travelers and guests.

FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $22.0 million, or $9.53 per diluted share. Adjusted net income for the quarter was $2.8 million, or $0.37 per diluted share.

For the quarter ended September 30, 2020, base advisory fee revenue was $11.0 million. The base advisory fee revenue in the third quarter was comprised of $8.7 million from Ashford Trust and $2.4 million from Braemar.

Adjusted EBITDA for the quarter was $6.8 million.

CAPITAL STRUCTURE
At the end of the third quarter of 2020, the Company had approximately $7.2 billion of gross assets under management from its advised platforms. The Company had corporate cash of $63.1 million and 7.5 million fully diluted shares. The Company’s fully diluted shares include 4.1 million common shares associated with its Series D convertible preferred stock. The Company had $62.8 million of loans at September 30, 2020, of which approximately $3.8 million related to its joint venture partners’ share of those loans.

Ashford Reports Third Quarter Results

October 28, 2020

“We remain in the middle of an immeasurable public health crisis from the COVID-19 pandemic,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “While the pandemic continues to impact the overall U.S. economy, and alter our near-term focus, we are operating Ashford in a disciplined manner and certain areas of our business, like OpenKey and Pure Rooms, continue to see a strong increase in demand. We have an unwavering commitment to protect value for our shareholders and believe the actions we have undertaken reflect that commitment. Looking ahead, with our talented and dedicated management team, along with our long-term strategy on finding growth opportunities in our business, I am confident we will navigate through this difficult time.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Thursday, October 29, 2020, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, November 5, 2020, by dialing (412) 317-6671 and entering the confirmation number, 13709740.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2020 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company's web site, www.ashfordinc.com on Thursday, October 29, 2020, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Ashford provides global asset management, investment management and related services to the real estate and hospitality sectors.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford Reports Third Quarter Results

October 28, 2020

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19 on our business and investment strategy; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our ability to restructure our current or obtain future financing arrangements; our understanding of our competition; market trends; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in Ashford Inc.’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	September 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$68,623	$35,349
Restricted cash	36,577	17,900
Restricted investment	156	1,195
Accounts receivable, net	3,833	7,241
Due from affiliates	108	357
Due from Ashford Trust	2,585	4,805
Due from Braemar	124	1,591
Inventories	1,550	1,642
Prepaid expenses and other	7,693	7,212
Total current assets	121,249	77,292
Investments in unconsolidated entities	3,777	3,476
Property and equipment, net	96,623	116,190
Operating lease right-of-use assets	31,450	31,699
Goodwill	66,834	205,606
Intangible assets, net	278,777	347,961
Other assets	3,131	276
Total assets	$601,841	$782,500
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$42,093	$39,160
Dividends payable	15,860	4,725
Due to affiliates	733	1,011
Deferred income	15,883	233
Deferred compensation plan	17	35
Notes payable, net	57,719	3,550
Finance lease liabilities	560	572
Operating lease liabilities	3,696	3,207
Other liabilities	34,023	19,066
Total current liabilities	170,584	71,559
Deferred income	9,338	13,047
Deferred tax liability, net	46,739	69,521
Deferred compensation plan	1,139	4,694
Notes payable, net	4,574	33,033
Finance lease liabilities	42,710	41,482
Operating lease liabilities	27,810	28,519
Other liabilities	—	430
Total liabilities	302,894	262,285

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding, net of discount, as of September 30, 2020 and December 31, 2019	476,446	474,060
Redeemable noncontrolling interests	2,962	4,131
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 2,539,046 and 2,202,580 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	3	2
Additional paid-in capital	290,674	285,825
Accumulated deficit	(469,651)	(244,084)
Accumulated other comprehensive income (loss)	(1,363)	(216)
Treasury stock, at cost, 31,840 and 1,638 shares at September 30, 2020 and December 31, 2019, respectively	(436)	(131)
Total equity (deficit) of the Company	(180,773)	41,396
Noncontrolling interests in consolidated entities	312	628
Total equity (deficit)	(180,461)	42,024
Total liabilities and equity (deficit)	$601,841	$782,500

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
REVENUE
Advisory services:
Base advisory fees	$11,040	$10,570	$33,707	$32,382
Incentive advisory fees	(339)	170	—	509
Other advisory revenue	131	131	391	389
Hotel management:
Base management fees	3,777	—	13,592	—
Project management fees	1,790	6,660	7,780	19,533
Audio visual	3,114	22,430	33,758	83,532
Other	8,222	5,627	18,250	14,719
Cost reimbursement revenue	28,133	11,301	127,830	32,611
Total revenues	55,868	56,889	235,308	183,675
EXPENSES
Salaries and benefits	12,143	11,524	40,087	34,472
Non-cash equity-based compensation	1,776	2,087	4,088	6,949
Cost of revenues for project management	703	1,456	3,032	4,366
Cost of revenues for audio visual	3,126	17,732	25,872	61,400
Depreciation and amortization	10,094	8,048	30,172	16,671
General and administrative	5,441	6,791	15,696	21,622
Impairment	—	—	178,213	—
Other	9,147	4,849	14,734	9,326
Reimbursed expenses	28,072	11,203	127,638	32,185
Total operating expenses	70,502	63,690	439,532	186,991
OPERATING INCOME (LOSS)	(14,634)	(6,801)	(204,224)	(3,316)
Equity in earnings (loss) of unconsolidated entities	48	464	301	(109)
Interest expense	(1,259)	(456)	(3,681)	(1,198)
Amortization of loan costs	(86)	(75)	(242)	(214)
Interest income	—	—	29	29
Realized gain (loss) on investments	—	—	(386)	—
Other income (expense)	(44)	(20)	(499)	(115)
INCOME (LOSS) BEFORE INCOME TAXES	(15,975)	(6,888)	(208,702)	(4,923)
Income tax (expense) benefit	1,835	297	7,404	(1,429)
NET INCOME (LOSS)	(14,140)	(6,591)	(201,298)	(6,352)
(Income) loss from consolidated entities attributable to noncontrolling interests	319	101	757	395
Net (income) loss attributable to redeemable noncontrolling interests	604	334	1,688	623
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(13,217)	(6,156)	(198,853)	(5,334)
Preferred dividends, declared and undeclared	(7,985)	(2,909)	(23,800)	(8,492)
Amortization of preferred stock discount	(781)	(363)	(2,386)	(1,338)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(21,983)	$(9,428)	$(225,039)	$(15,164)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(9.53)	$(3.65)	$(99.62)	$(6.09)
Weighted average common shares outstanding - basic	2,306	2,580	2,259	2,489
Diluted:
Net income (loss) attributable to common stockholders	$(9.53)	$(3.94)	$(99.62)	$(7.95)
Weighted average common shares outstanding - diluted	2,306	2,782	2,259	2,679

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net income (loss)	$(14,140)	$(6,591)	$(201,298)	$(6,352)
(Income) loss from consolidated entities attributable to noncontrolling interests	319	101	757	395
Net (income) loss attributable to redeemable noncontrolling interests	604	334	1,688	623
Net income (loss) attributable to the company	(13,217)	(6,156)	(198,853)	(5,334)
Interest expense	1,212	400	3,537	1,050
Amortization of loan costs	84	69	235	197
Depreciation and amortization	11,200	9,408	33,156	20,790
Income tax expense (benefit)	(1,833)	(291)	(7,404)	1,360
Net income (loss) attributable to redeemable noncontrolling interests	(35)	(15)	(396)	(25)
EBITDA	(2,589)	3,415	(169,725)	18,038
Non-cash stock-based compensation	2,013	2,083	4,762	6,930
Market change in deferred compensation plan	(869)	(1,526)	(3,566)	(5,603)
Change in contingent consideration fair value	134	2,784	745	4,229
Transaction costs	214	1,984	777	6,184
Loss on disposal of assets	6,513	—	6,541	—
Reimbursed software costs, net	(98)	(424)	(293)	(1,591)
Legal, advisory and settlement costs	1,209	—	983	—
Severance and executive recruiting costs	165	52	2,689	712
Amortization of hotel signing fees and lock subsidies	120	131	389	458
Other (gain) loss	(15)	(95)	369	(73)
Impairment	—	—	177,950	—
Adjusted EBITDA	$6,797	$8,404	$21,621	$29,284

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net income (loss)	$(14,140)	$(6,591)	$(201,298)	$(6,352)
(Income) loss from consolidated entities attributable to noncontrolling interests	319	101	757	395
Net (income) loss attributable to redeemable noncontrolling interests	604	334	1,688	623
Preferred dividends, declared and undeclared	(7,985)	(2,909)	(23,800)	(8,492)
Amortization of preferred stock discount	(781)	(363)	(2,386)	(1,338)
Net income (loss) attributable to common stockholders	(21,983)	(9,428)	(225,039)	(15,164)
Amortization of loan costs	84	69	235	197
Depreciation and amortization	11,200	9,408	33,156	20,790
Net income (loss) attributable to redeemable noncontrolling interests	(35)	(15)	(396)	(25)
Preferred dividends, declared and undeclared	7,985	2,909	23,800	8,492
Amortization of preferred stock discount	781	363	2,386	1,338
Non-cash stock-based compensation	2,013	2,083	4,762	6,930
Market change in deferred compensation plan	(869)	(1,526)	(3,566)	(5,603)
Change in contingent consideration fair value	134	2,784	745	4,229
Transaction costs	214	1,984	777	6,184
Loss on disposal of assets	6,513	—	6,541	—
Non-cash interest from finance lease	153	—	461	—
Reimbursed software costs, net	(98)	(424)	(293)	(1,591)
Legal, advisory and settlement costs	1,209	—	983	—
Severance and executive recruiting costs	165	52	2,689	712
Amortization of hotel signing fees and lock subsidies	120	131	389	458
Other (gain) loss	(15)	(95)	369	(73)
Impairment	—	—	177,950	—
GAAP income tax expense (benefit)	(1,833)	(291)	(7,404)	1,360
Adjusted income tax (expense) benefit (1)	(2,988)	(1,014)	(5,952)	(2,421)
Adjusted net income	$2,750	$6,990	$12,593	$25,813
Adjusted net income per diluted share available to common stockholders	$0.37	$1.58	$1.75	$5.98
Weighted average diluted shares	7,494	4,434	7,180	4,313

Components of weighted average diluted shares
Common shares	2,306	2,580	2,259	2,489
Convertible preferred stock	4,136	1,450	4,091	1,450
Deferred compensation plan	200	202	200	203
Stock options	—	—	—	29
Put options	528	164	400	113
Acquisition related shares	307	22	198	15
Restricted shares and units	17	16	32	14
Weighted average diluted shares	7,494	4,434	7,180	4,313

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$1,835	$297	$7,404	$(1,429)
Less GAAP income tax (expense) benefit attributable to noncontrolling interests	2	6	—	(69)
GAAP income tax (expense) benefit excluding noncontrolling interests	1,833	291	7,404	(1,360)
Less deferred income tax (expense) benefit	4,821	1,305	12,918	1,061
Less cash income tax benefit from CARES Act	—	—	438	—
Adjusted income tax (expense) benefit (1)	$(2,988)	$(1,014)	$(5,952)	$(2,421)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) and cash income tax benefits from the CARES Act because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and hospitality products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2020				Three Months Ended September 30, 2019
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fees - Trust	$8,653	$—	$—	$8,653	$8,003	$—	$—	$8,003
Base advisory fees - Braemar	2,387	—	—	2,387	2,567	—	—	2,567
Incentive advisory fees - Braemar	(339)	—	—	(339)	170	—	—	170
Other advisory revenue - Braemar	131	—	—	131	131	—	—	131
Hotel Management:
Base management fees	—	3,777	—	3,777	—	—	—	—
Project management fees	—	1,790	—	1,790	—	6,660	—	6,660
Audio visual	—	3,114	—	3,114	—	22,430	—	22,430
Other	55	8,166	1	8,222	1,080	4,547	—	5,627
Cost reimbursement revenue	5,903	21,510	720	28,133	9,430	1,221	650	11,301
Total revenues	16,790	38,357	721	55,868	21,381	34,858	650	56,889
EXPENSES
Salaries and benefits	—	5,729	7,283	13,012	—	5,235	7,815	13,050
Market change in deferred compensation plan	—	—	(869)	(869)	—	—	(1,526)	(1,526)
Non-cash equity-based compensation	—	36	1,740	1,776	—	27	2,060	2,087
Cost of audio visual revenues	—	3,126	—	3,126	—	17,732	—	17,732
Cost of project management revenues	—	703	—	703	—	1,456	—	1,456
Depreciation and amortization	2,128	7,587	379	10,094	2,396	5,534	118	8,048
General and administrative	—	3,406	2,035	5,441	—	3,833	2,958	6,791
Other	—	2,699	6,448	9,147	—	4,848	1	4,849
Reimbursed expenses	1,934	21,329	721	23,984	2,689	1,120	650	4,459
REIT non-cash equity-based compensation	3,907	181	—	4,088	6,643	101	—	6,744
Total operating expenses	7,969	44,796	17,737	70,502	11,728	39,886	12,076	63,690
OPERATING INCOME (LOSS)	8,821	(6,439)	(17,016)	(14,634)	9,653	(5,028)	(11,426)	(6,801)
Other	—	(943)	(398)	(1,341)	—	(4)	(83)	(87)
INCOME (LOSS) BEFORE INCOME TAXES	8,821	(7,382)	(17,414)	(15,975)	9,653	(5,032)	(11,509)	(6,888)
Income tax (expense) benefit	(2,093)	306	3,622	1,835	(2,093)	192	2,198	297
NET INCOME (LOSS)	6,728	(7,076)	(13,792)	(14,140)	7,560	(4,840)	(9,311)	(6,591)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	319	—	319	—	101	—	101
Net (income) loss attributable to redeemable noncontrolling interests	—	569	35	604	—	319	15	334
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$6,728	$(6,188)	$(13,757)	$(13,217)	$7,560	$(4,420)	$(9,296)	$(6,156)
Interest expense	—	900	312	1,212	—	365	35	400
Amortization of loan costs	—	14	70	84	—	21	48	69
Depreciation and amortization	2,128	8,693	379	11,200	2,722	6,566	120	9,408
Income tax expense (benefit)	2,093	(304)	(3,622)	(1,833)	2,093	(186)	(2,198)	(291)
Net income (loss) attributable to redeemable noncontrolling interests	—	—	(35)	(35)	—	—	(15)	(15)
EBITDA	10,949	3,115	(16,653)	(2,589)	12,375	2,346	(11,306)	3,415
Non-cash stock-based compensation	—	33	1,980	2,013	—	23	2,060	2,083
Market change in deferred compensation plan	—	—	(869)	(869)	—	—	(1,526)	(1,526)
Change in contingent consideration fair value	—	134	—	134	—	2,784	—	2,784
Transaction related costs	—	107	107	214	—	311	1,673	1,984
Loss on disposal of assets	6,430	83	—	6,513	—	—	—	—
Reimbursed software costs, net	(98)	—	—	(98)	(424)	—	—	(424)
Legal, advisory and settlement costs	339	15	855	1,209	—	—	—	—
Severance and executive recruiting costs	—	159	6	165	—	52	—	52
Amortization of hotel signing fees and lock subsidies	—	120	—	120	—	131	—	131
Other (gain) loss	—	(31)	16	(15)	—	(95)	—	(95)
Adjusted EBITDA	17,620	3,735	(14,558)	6,797	11,951	5,552	(9,099)	8,404
Interest expense	—	(900)	(312)	(1,212)	—	(365)	(35)	(400)
Non-cash interest from finance lease	—	153	—	153	—	—	—	—
Adjusted income tax (expense) benefit	(3,245)	(1,635)	1,892	(2,988)	(1,164)	(1,107)	1,257	(1,014)
Adjusted net income (loss)	$14,375	$1,353	$(12,978)	$2,750	$10,787	$4,080	$(7,877)	$6,990
Adjusted net income (loss) per diluted share available to common stockholders (1)	$1.92	$0.18	$(1.73)	$0.37	$2.43	$0.92	$(1.78)	$1.58
Weighted average diluted shares	7,494	7,494	7,494	7,494	4,434	4,434	4,434	4,434
(1) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2020				Nine Months Ended September 30, 2019
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fees - Trust	$26,127	$—	$—	$26,127	$24,463	$—	$—	$24,463
Base advisory fees - Braemar	7,580	—	—	7,580	7,919	—	—	7,919
Incentive advisory fees - Braemar	—	—	—	—	509	—	—	509
Other advisory revenue - Braemar	391	—	—	391	389	—	—	389
Hotel Management:
Base management fees	—	13,592	—	13,592	—	—	—	—
Project management fees	—	7,780	—	7,780	—	19,532	—	19,532
Audio visual	—	33,758	—	33,758	—	83,532	—	83,532
Other	195	18,054	1	18,250	3,236	11,484	—	14,720
Cost reimbursement revenue	19,004	106,516	2,310	127,830	28,122	3,839	650	32,611
Total revenues	53,297	179,700	2,311	235,308	64,638	118,387	650	183,675
EXPENSES
Salaries and benefits	—	20,633	23,020	43,653	—	16,408	23,667	40,075
Market change in deferred compensation plan	—	—	(3,566)	(3,566)	—	—	(5,603)	(5,603)
Non-cash equity-based compensation	—	29	4,059	4,088	—	123	6,826	6,949
Cost of audio visual revenues	—	25,872	—	25,872	—	61,400	—	61,400
Cost of project management revenues	—	3,032	—	3,032	—	4,366	—	4,366
Depreciation and amortization	7,004	22,633	535	30,172	4,311	12,023	337	16,671
General and administrative	—	10,816	4,880	15,696	—	11,842	9,780	21,622
Impairment	—	178,213	—	178,213	—	—	—	—
Other	—	8,250	6,484	14,734	—	9,326	—	9,326
Reimbursed expenses	6,440	105,599	2,311	114,350	8,784	3,524	650	12,958
REIT non-cash equity-based compensation	12,371	917	—	13,288	18,912	315	—	19,227
Total operating expenses	25,815	375,994	37,723	439,532	32,007	119,327	35,657	186,991
OPERATING INCOME (LOSS)	27,482	(196,294)	(35,412)	(204,224)	32,631	(940)	(35,007)	(3,316)
Other	—	(3,370)	(1,108)	(4,478)	—	(1,388)	(219)	(1,607)
INCOME (LOSS) BEFORE INCOME TAXES	27,482	(199,664)	(36,520)	(208,702)	32,631	(2,328)	(35,226)	(4,923)
Income tax (expense) benefit	(6,516)	3,802	10,118	7,404	(7,132)	(1,470)	7,173	(1,429)
NET INCOME (LOSS)	20,966	(195,862)	(26,402)	(201,298)	25,499	(3,798)	(28,053)	(6,352)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	757	—	757	—	395	—	395
Net (income) loss attributable to redeemable noncontrolling interests	—	1,292	396	1,688	—	598	25	623
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$20,966	$(193,813)	$(26,006)	$(198,853)	$25,499	$(2,805)	$(28,028)	$(5,334)
Interest expense	—	2,734	803	3,537	—	945	105	1,050
Amortization of loan costs	—	47	188	235	—	53	144	197
Depreciation and amortization	7,004	25,617	535	33,156	5,475	14,977	338	20,790
Income tax expense (benefit)	6,516	(3,802)	(10,118)	(7,404)	7,132	1,401	(7,173)	1,360
Net income (loss) attributable to redeemable noncontrolling interests	—	—	(396)	(396)	—	—	(25)	(25)
EBITDA	34,486	(169,217)	(34,994)	(169,725)	38,106	14,571	(34,639)	18,038
Non-cash stock-based compensation	—	346	4,416	4,762	—	104	6,826	6,930
Market change in deferred compensation plan	—	—	(3,566)	(3,566)	—	—	(5,603)	(5,603)
Change in contingent consideration fair value	—	745	—	745	—	4,229	—	4,229
Transaction related costs	—	281	496	777	—	784	5,400	6,184
Loss on disposal of assets	6,430	111	—	6,541	—	—	—	—
Reimbursed software costs, net	(293)	—	—	(293)	(1,591)	—	—	(1,591)
Legal, advisory and settlement costs	—	15	968	983	—	—	—	—
Severance and executive recruiting costs	—	2,159	530	2,689	—	703	9	712
Amortization of hotel signing fees and lock subsidies	—	389	—	389	—	458	—	458
Other (gain) loss	—	224	145	369	—	(73)	—	(73)
Impairment	—	177,950	—	177,950	—	—	—	—
Adjusted EBITDA	40,623	13,003	(32,005)	21,621	36,515	20,776	(28,007)	29,284
Interest expense	—	(2,734)	(803)	(3,537)	—	(945)	(105)	(1,050)
Non-cash interest from finance lease	—	461	—	461	—	—	—	—
Adjusted income tax (expense) benefit	(10,073)	(2,526)	6,647	(5,952)	(3,841)	(3,865)	5,285	(2,421)
Adjusted net income (loss)	$30,550	$8,204	$(26,161)	$12,593	$32,674	$15,966	$(22,827)	$25,813
Adjusted net income (loss) per diluted share available to common stockholders (1)	$4.25	$1.14	$(3.64)	$1.75	$7.58	$3.70	$(5.29)	$5.98
Weighted average diluted shares	7,180	7,180	7,180	7,180	4,313	4,313	4,313	4,313
(1) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2020						Three Months Ended September 30, 2019
	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Hotel Management:
Base management fees	$3,777	$—	$—	$—	$—	$3,777	$—	$—	$—	$—	$—
Project management fees	—	1,790	—	—	—	1,790	6,660	—	—	—	6,660
Audio visual	—	—	3,114	—	—	3,114	—	22,430	—	—	22,430
Other	—	—	—	341	7,825	8,166	—	—	313	4,234	4,547
Cost reimbursement revenue	21,023	487	—	—	—	21,510	1,221	—	—	—	1,221
Total revenues	24,800	2,277	3,114	341	7,825	38,357	7,881	22,430	313	4,234	34,858
EXPENSES
Salaries and benefits	2,643	615	1,177	650	644	5,729	1,113	3,091	436	595	5,235
Non-cash equity-based compensation	(2)	25	12	1	—	36	9	12	6	—	27
Cost of audio visual revenues	—	—	3,126	—	—	3,126	—	17,732	—	—	17,732
Cost of project management revenues	—	703	—	—	—	703	1,456	—	—	—	1,456
Depreciation and amortization	3,514	3,157	494	5	417	7,587	4,937	513	7	77	5,534
General and administrative	460	319	1,584	271	772	3,406	368	2,507	336	622	3,833
Other	—	—	134	113	2,452	2,699	—	1,623	118	3,107	4,848
Reimbursed expenses	20,885	444	—	—	—	21,329	1,120	—	—	—	1,120
REIT non-cash equity-based compensation	138	43	—	—	—	181	101	—	—	—	101
Total operating expenses	27,638	5,306	6,527	1,040	4,285	44,796	9,104	25,478	903	4,401	39,886
OPERATING INCOME (LOSS)	(2,838)	(3,029)	(3,413)	(699)	3,540	(6,439)	(1,223)	(3,048)	(590)	(167)	(5,028)
Other	—	—	(209)	—	(734)	(943)	—	(263)	(3)	262	(4)
INCOME (LOSS) BEFORE INCOME TAXES	(2,838)	(3,029)	(3,622)	(699)	2,806	(7,382)	(1,223)	(3,311)	(593)	95	(5,032)
Income tax (expense) benefit	(502)	624	816	—	(632)	306	9	698	—	(515)	192
NET INCOME (LOSS)	(3,340)	(2,405)	(2,806)	(699)	2,174	(7,076)	(1,214)	(2,613)	(593)	(420)	(4,840)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	181	138	319	—	—	146	(45)	101
Net (income) loss attributable to redeemable noncontrolling interests	—	—	392	177	—	569	—	165	154	—	319
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(3,340)	$(2,405)	$(2,414)	$(341)	$2,312	$(6,188)	$(1,214)	$(2,448)	$(293)	$(465)	$(4,420)
Interest expense	—	—	165	—	735	900	—	263	—	102	365
Amortization of loan costs	—	—	13	—	1	14	—	13	3	5	21
Depreciation and amortization	3,514	3,157	1,559	2	461	8,693	4,937	1,456	3	170	6,566
Income tax expense (benefit)	502	(624)	(814)	—	632	(304)	(9)	(692)	—	515	(186)
EBITDA	676	128	(1,491)	(339)	4,141	3,115	3,714	(1,408)	(287)	327	2,346
Non-cash stock-based compensation	(3)	25	11	—	—	33	9	11	3	—	23
Change in contingent consideration fair value	—	—	134	—	—	134	—	1,635	—	1,149	2,784
Transaction related costs	92	—	—	—	15	107	—	199	—	112	311
Loss on disposal of assets	—	—	79	—	4	83	—	—	—	—	—
Legal, advisory and settlement costs	—	—	15	—	—	15	—	—	—	—	—
Severance and executive recruiting costs	94	65	—	—	—	159	8	24	—	20	52
Amortization of hotel signing fees and lock subsidies	—	—	112	8	—	120	—	110	21	—	131
Other (gain) loss	—	—	(31)	—	—	(31)	—	(97)	—	2	(95)
Adjusted EBITDA	859	218	(1,171)	(331)	4,160	3,735	3,731	474	(263)	1,610	5,552
Interest expense	—	—	(165)	—	(735)	(900)	—	(263)	—	(102)	(365)
Non-cash interest from finance lease	—	—	—	—	153	153	—	—	—	—	—
Adjusted income tax (expense) benefit	(614)	(175)	178	—	(1,024)	(1,635)	(1,669)	40	—	522	(1,107)
Adjusted net income (loss)	$245	$43	$(1,158)	$(331)	$2,554	$1,353	$2,062	$251	$(263)	$2,030	$4,080
Adjusted net income (loss) per diluted share available to common stockholders (2)	$0.03	$0.01	$(0.15)	$(0.04)	$0.34	$0.18	$0.47	$0.06	$(0.06)	$0.46	$0.92
Weighted average diluted shares	7,494	7,494	7,494	7,494	7,494	7,494	4,434	4,434	4,434	4,434	4,434
(1) Represents RED Hospitality & Leisure LLC, Pure Wellness, Lismore Capital, AINC Bar Draught LLC and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the subsidiaries, may differ from the Hospitality Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2020						Nine Months Ended September 30, 2019
	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Hotel Management:
Base management fees	13,592	$—	$—	$—	$—	$13,592	$—	$—	$—	$—	$—
Project management fees	—	7,780	—	—	—	7,780	19,532	—	—	—	19,532
Audio visual	—	—	33,758	—	—	33,758	—	83,532	—	—	83,532
Other	—	—	—	1,155	16,899	18,054	—	—	764	10,720	11,484
Cost reimbursement revenue	104,123	2,393	—	—	—	106,516	3,839	—	—	—	3,839
Total revenues	117,715	10,173	33,758	1,155	16,899	179,700	23,371	83,532	764	10,720	118,387
EXPENSES
Salaries and benefits	9,305	2,223	5,507	1,564	2,034	20,633	3,170	10,377	1,321	1,540	16,408
Non-cash equity-based compensation	(81)	68	38	4	—	29	69	21	33	—	123
Cost of audio visual revenues	—	—	25,872	—	—	25,872	—	61,400	—	—	61,400
Cost of project management revenues	—	3,032	—	—	—	3,032	4,366	—	—	—	4,366
Depreciation and amortization	10,425	9,471	1,486	15	1,236	22,633	10,413	1,471	21	118	12,023
General and administrative	1,529	1,226	5,309	779	1,973	10,816	1,091	8,209	1,000	1,542	11,842
Impairment	126,548	49,524	2,141	—	—	178,213	—	—	—	—	—
Other	—	—	752	410	7,088	8,250	—	3,262	260	5,804	9,326
Reimbursed expenses	103,539	2,060	—	—	—	105,599	3,524	—	—	—	3,524
REIT non-cash equity-based compensation	584	333	—	—	—	917	315	—	—	—	315
Total operating expenses	251,849	67,937	41,105	2,772	12,331	375,994	22,948	84,740	2,635	9,004	119,327
OPERATING INCOME (LOSS)	(134,134)	(57,764)	(7,347)	(1,617)	4,568	(196,294)	423	(1,208)	(1,871)	1,716	(940)
Other	(360)	—	(992)	(6)	(2,012)	(3,370)	—	(1,016)	(4)	(368)	(1,388)
INCOME (LOSS) BEFORE INCOME TAXES	(134,494)	(57,764)	(8,339)	(1,623)	2,556	(199,664)	423	(2,224)	(1,875)	1,348	(2,328)
Income tax (expense) benefit	1,212	1,351	1,853	—	(614)	3,802	(759)	130	—	(841)	(1,470)
NET INCOME (LOSS)	(133,282)	(56,413)	(6,486)	(1,623)	1,942	(195,862)	(336)	(2,094)	(1,875)	507	(3,798)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	420	337	757	—	—	475	(80)	395
Net (income) loss attributable to redeemable noncontrolling interests	—	—	870	422	—	1,292	—	71	527	—	598
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(133,282)	$(56,413)	$(5,616)	$(781)	$2,279	$(193,813)	$(336)	$(2,023)	$(873)	$427	$(2,805)
Interest expense	—	—	555	—	2,179	2,734	—	761	—	184	945
Amortization of loan costs	—	—	38	—	9	47	—	36	9	8	53
Depreciation and amortization	10,425	9,471	4,555	7	1,159	25,617	10,413	4,224	10	330	14,977
Income tax expense (benefit)	(1,212)	(1,351)	(1,853)	—	614	(3,802)	759	(199)	—	841	1,401
EBITDA	(124,069)	(48,293)	(2,321)	(774)	6,240	(169,217)	10,836	2,799	(854)	1,790	14,571
Non-cash stock-based compensation	242	68	34	2	—	346	69	19	16	—	104
Change in contingent consideration fair value	—	—	747	—	(2)	745	—	3,080	—	1,149	4,229
Transaction related costs	235	—	—	—	46	281	—	478	—	306	784
Loss on disposal of assets	—	—	107	—	4	111	—	—	—	—	—
Legal, advisory and settlement costs	—	—	15	—	—	15	—	—	—	—	—
Severance and executive recruiting costs	881	483	732	6	57	2,159	106	557	20	20	703
Amortization of hotel signing fees and lock subsidies	—	—	363	26	—	389	—	372	86	—	458
Other (gain) loss	—	—	224	—	—	224	—	(75)	—	2	(73)
Impairment	126,548	49,524	1,878	—	—	177,950	—	—	—	—	—
Adjusted EBITDA	3,837	1,782	1,779	(740)	6,345	13,003	11,011	7,230	(732)	3,267	20,776
Interest expense	—	—	(555)	—	(2,179)	(2,734)	—	(761)	—	(184)	(945)
Non-cash interest from finance lease	—	—	—	—	461	461	—	—	—	—	—
Adjusted income tax (expense) benefit	(1,524)	(815)	772	—	(959)	(2,526)	(3,831)	(236)	—	202	(3,865)
Adjusted net income (loss)	$2,313	$967	$1,996	$(740)	$3,668	$8,204	$7,180	$6,233	$(732)	$3,285	$15,966
Adjusted net income (loss) per diluted share available to common stockholders (2)	$0.32	$0.13	$0.28	$(0.10)	$0.51	$1.14	$1.66	$1.45	$(0.17)	$0.76	$3.70
Weighted average diluted shares	7,180	7,180	7,180	7,180	7,180	7,180	4,313	4,313	4,313	4,313	4,313
(1) Represents RED Hospitality & Leisure LLC, Pure Wellness, Lismore Capital, AINC Bar Draught LLC and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the subsidiaries, may differ from the Hospitality Products & Services total due to rounding.